Exhibit 99.1
FARMER BROS. CO.
AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

(as adopted by the Board of Directors on May 29, 2013)

Purpose

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of  Farmer Bros. Co. (the “Company”) is established for the principal purposes of overseeing on behalf of the Board the accounting and financial reporting processes of the Company and the audit of its financial statements. The Committee is established to assist the Board in overseeing: (i) the integrity of the Company’s financial statements; (ii) the independent auditor’s qualifications and independence; (iii) the performance of the Company’s independent auditor; (iv) the Company’s compliance with legal and regulatory requirements relating to accounting and financial reporting matters; (v) the Company’s system of disclosure controls and procedures and internal control over financial reporting that management has established; and (vi) the Company’s framework and guidelines with respect to risk assessment and risk management. The Committee shall also provide an open avenue of communication among the independent auditors, financial and other senior management of the Company and the Board.

Organization, Membership and Meetings

1.    The Committee shall be comprised of at least three directors who meet the independence, expertise and other qualification standards required by the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”), the Securities and Exchange Commission (“SEC”) and Nasdaq.  Without limiting the foregoing, no director appointed to the Committee shall be an executive officer or employee of the Company or any of its subsidiaries or other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. No Committee member shall be an affiliated person of the Company or any of its subsidiaries, or accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than in his or her capacity as a member of the Committee, the Board of Directors or other Board committee, or as otherwise permitted by the Nasdaq listing standards and SEC rules. No Committee member shall have participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the past three (3) years. The Committee members shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, or who otherwise qualifies as an “audit committee financial expert” under Item

407(d)(5) of Regulation S-K promulgated under the Exchange Act. The identity of such member(s) shall be disclosed in periodic filings as required by the SEC.

2.    Members of the Committee shall be appointed by the Board. Members of the Committee shall continue to be Committee members until their successors are appointed and qualified or until their earlier retirement, resignation or removal. Any member may be removed, with or without cause, by the approval of a majority of the independent directors then serving on the full Board. The Board may fill any vacancies on the Committee by a majority vote of the directors then in office.

3.    The Committee shall meet at least quarterly, with the authority to convene additional meetings, as circumstances require. The Committee may invite members of management, independent auditors, legal counsel or others to attend meetings and to provide relevant information. All non-management directors who are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee shall meet periodically with management and the independent auditor in separate executive sessions to discuss matters which the Committee members or these groups believe should be discussed privately.

4.    The Committee may form and delegate authority to subcommittees when appropriate, or to one or more members of the Committee.

5.    The Board shall designate a Committee member as the Chairman of the Committee, or if the Board does not do so, the Committee members shall appoint a Committee member as Chairman by a majority vote of the authorized number of Committee members. The Chairman of the Committee shall preside at all Committee meetings. At all meetings of the Committee, a majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at a meeting at which a quorum is in attendance shall be the act of the Committee. Members of the Committee may participate in any meeting by means of a conference telephone or similar communications equipment by means of which persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting. The Committee shall maintain written minutes of its meetings. Minutes of each meeting of the Committee shall be distributed to each member of the Committee and the Board. The Secretary of the Company shall retain the original signed minutes for filing with the corporate records of the Company. Any person present at a meeting may be appointed by the Committee as Secretary to record the minutes. The Committee may adopt additional rules of procedure, but when a matter of procedure is not addressed by Committee rules, the procedure specified by the Company’s Bylaws shall be followed. The Committee may also act by unanimous written consent as the Committee may decide.

6.    The Committee shall make itself available to meet with management of the Company to discuss any matters that it or management deems appropriate, and shall be available to the independent auditors during the year for consultation purposes.

Committee Authority and Responsibilities

1.    The Committee’s role is one of oversight. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The Company’s independent auditors are responsible for auditing the Company’s annual financial statements in accordance with generally accepted auditing standards (“GAAS”), expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles (“GAAP”) and reviewing the Company’s quarterly financial statements. While the Committee has certain authority and oversight responsibilities under this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations, or to assure the operating effectiveness of internal controls or accounting systems. In the absence of their having reason to believe that such reliance is unwarranted, the Committee members may rely without independent verification on the information provided to them and on the representations made by the Company’s management, independent auditors and other professionals and experts, including the Company’s internal auditor or others responsible for the internal audit function.

2.    Additionally, the Committee recognizes that the Company’s management, as well as the Company’s independent auditors, have more time, knowledge and more detailed information concerning the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the work or independence of the Company’s independent auditors. In addition, auditing literature, particularly Statement of Auditing Standards No. 100, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The Committee members are not independent auditors, and the term “review” as applied to the Committee in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements. Furthermore, the Committee’s authority and oversight responsibility do not assure that the audits of the Company’s financial statements have been carried out in accordance with GAAS.

3.    The following functions and responsibilities are set forth as a guide, with the understanding that the Committee has the authority to diverge from this guide as appropriate given the circumstances. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible to best react to changing conditions and circumstances, and that the Committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

Independent Auditor Oversight

1.    Be directly and solely responsible for the appointment, dismissal, compensation, retention and oversight of the work of any independent auditor engaged by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. Discuss with the independent auditor any significant issues that the independent auditor discussed with management in connection with such appointment or retention. The independent auditor shall report directly to the Committee.

2.    Meet with the independent auditor prior to commencement of the audit and discuss the objectives of the audit and overall audit strategy, including the timing of the audit, significant risks identified by the outside auditor during its risk assessment procedures, use of the internal audit function, and the roles, responsibilities and location of firms participating in the audit.

3.    Approve in advance the engagement of the independent auditor for all audit services and non-audit services (other than the de minimis exceptions permitted by the Exchange Act) and approve the fees and other terms of any such engagement. The term “non-audit services” means any professional services provided to the Company by the independent auditor, other than those provided to the Company in connection with an audit or a review of the financial statements of the Company.  The Committee may establish pre-approval policies and procedures for particular services of which it is informed, and may delegate pre-approval authority for non-audit services to the Chairman, subject to such limitations and conditions as the Committee may require.  All actions taken by the Chairman pursuant to a grant of pre-approval authority shall be reported to the full Committee at its next meeting. Approval of non-audit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Exchange Act.

4.    Obtain and review annually a formal written statement from the independent auditor delineating all relationships between the auditor and the Company, actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and take, or recommend that the full Board take, appropriate action to oversee the independence of the auditor. The Committee shall also approve the level of compensation of the auditor and determine, annually, whether such level of services and compensation affects the auditor’s independence.

5.    Evaluate annually the qualifications, performance and independence of the auditor and the lead (or coordinating) audit partner (or other audit partner having primary responsibility for the audit). On an annual basis, obtain and review a report from the independent auditors describing (i) the independent auditor’s internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues. The Committee shall present its conclusions with respect to the independent auditor to the full Board.

6.    Take any actions necessary to ensure the rotation, not less frequently than every five years, of the audit partner.

7.    Establish policies for the hiring of employees or former employees of the independent auditor.

8.    Review with the independent auditor:

a.    Any problems or difficulties encountered by the independent auditor during the course of the audit and management’s response, including any restrictions on the scope of the independent auditor’s activities or access to requested information and any significant disagreements with management.

b.    Any material accounting adjustments noted or proposed by the independent auditor.

c.    Any matters that are difficult or contentious for which the independent auditor consulted outside the engagement team.

d.    Any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

e.    Any material correcting adjustments that have been identified by the independent auditor which are required to be disclosed in the Company’s periodic filings.

f.    Any major issue as to the adequacy of the Company’s internal controls and specific audit steps adopted in light of significant deficiencies or material weaknesses in internal control over financial reporting.

9.    Review and discuss with management and the independent auditors any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with entities of which the Committee is made aware whose accounts are not consolidated in the financial statements of the Company and that may have a material current or future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

10.    The independent auditor shall report promptly to the Committee all material written communications between the independent audit firm and Company management. The Committee shall also review any problems with management and any other matters required to be communicated to the Committee under GAAS or applicable rules of the SEC, Nasdaq, or other regulatory authorities. The independent auditors shall also report on recently issued and adopted accounting standards, the Company’s compliance therewith, and the effect of unusual or extraordinary transactions. The independent auditors must discuss their judgments about the quality and content of the Company’s accounting principles with the Committee.

Financial Information Oversight

1.    Review and discuss with management and the independent auditor, prior to their release to the public:

a.    The Company’s annual audited financial statements and related footnotes, including any appropriate matters regarding the clarity of the disclosures in such financial statements, accounting principles, practices and any other matters required to be communicated to the Committee by the independent auditors under GAAS.

b.    Any certification, report, opinion or review rendered by the independent auditor.

c.    The Company’s quarterly financial statements.

d.    The Company’s disclosure in its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

e.    Earnings press releases, including the general nature of the information to be disclosed, type of presentations to be made, including any “pro forma” or other financial information that does not comply with GAAP.

2.    Review and discuss with management, prior to their release to the public, financial information and earnings guidance provided to analysts and rating agencies, if any.

3.    Discuss with management and the independent auditor:

a.    The selection, application and disclosure of the significant or critical accounting policies and practices used by the Company, as the same are identified by management or the independent auditor, and any changes thereto and the ramifications of such changes and, if applicable, alternative accounting treatments of financial information within GAAP that have been discussed with management, ramifications of using such alternative disclosures and treatments, and the treatment preferred by the independent auditor, including the independent auditor’s assessment of management’s disclosures related to critical accounting policies and practices and any significant modifications to the disclosure of those policies and practices proposed by the independent auditor that management did not make.

b.    Any critical accounting estimates or changes thereto made by management, including the process used to develop such estimates, any significant assumptions relating thereto, the effects of any changes in critical accounting estimates on the Company’s financial statements, and the independent auditor’s conclusions regarding the reasonableness of such critical accounting estimates.

c.    Any significant transactions that are outside the normal course of business for the Company and the policies and practices management used to account for such transactions.

d.    The presentation of the financial statements, including the form, arrangement and content of the financial statements.

e.    Any uncorrected or corrected misstatements related to accounts and disclosures that the independent auditor presented to management and the implications that such misstatements may have on future-period financial statements or the Company’s financial reporting process.

f.    Any departure from the independent auditor’s standard report, including any modifications or explanatory language, and the reasons therefor.

g.    The effect of regulatory and accounting initiatives and improvements identified by management or the independent auditor and the potential impact upon  the Company’s auditing and accounting principles and practices.

h.    Any correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.

i.    Any employee complaints that raise material issues regarding the Company’s financial statements,  accounting policies or internal accounting controls.

4.    Report to the Board regarding any audit opinions that contain “going concern” qualifications.

5.    Approve all filings with the SEC containing the Company’s financial statements, including but not limited to the Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K.

6.    Recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K for filing with the SEC.

7.    Cause the independent auditors to conduct an Interim Financial Review in accordance with Statement of Auditing Standards No. 100 of the quarterly financial statements of the Company prior to each filing of the Company’s Form 10-Q.

8.    Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Internal Controls Oversight

1.    Review and discuss annually with management and the independent auditor the adequacy and effectiveness of the Company’s internal controls over financial reporting, including computerized information systems controls and security, disclosure controls and procedures, the integrity of its financial reporting processes, and the adequacy of its financial risk management programs and policies, including recommendations for any improvements in these areas.

2.    Review annually with the independent auditor the attestation to, and report on, the assessment of controls made by management.

3.    Consider whether any changes to the internal controls or disclosure controls processes and procedures are appropriate in light of management’s assessment or the independent auditor’s report.

4.    If the Company has an internal auditor: (i) the internal auditor shall report directly to the Committee; (ii) the Committee shall review the scope and plans of any internal audit recommended by the internal auditor; (iii) the internal auditor shall report directly to the Committee with the results of all internal audits; (iv) the Committee shall review with the internal auditor all recommendations made by the internal auditor as the result of any internal audit; and (v) the Committee shall review with management the implementation of such recommendations by the Company.

5.    Review with the principal executive and financial officers of the Company and the independent auditor:

a.    All significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data and any material weaknesses in internal controls.

b.    Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

Legal Compliance and Ethics Oversight

1.    To the extent required by SEC rules, adopt policies and procedures for the review, approval and ratification of related person transactions. Review all such related person transactions in accordance with such policies and procedures and, upon completion of such review, either approve or disapprove (with referral to the Company’s Board) each such related person transaction.

2.    Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

3.    Review the process for communicating the Company’s Code of Conduct and Ethics to personnel, and for monitoring compliance therewith.

4.    Review with the Company’s legal counsel any legal matters that could have a significant impact on the Company’s financial statements, compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies, including corporate securities trading policies.

5.    Review disclosures made by the Company’s principal executive officer and principal financial officer regarding compliance with their certification obligations under the Exchange Act, including the Company’s disclosure controls and procedures and internal controls for financial reporting.

6.    Obtain from the independent auditors assurance that Section 10A(b) of the Exchange Act, which addresses the discovery and disclosure of any illegal act, has not been implicated.

Other Matters Oversight

1.    Discuss with management the Company’s significant financial risks or exposures and assess the steps management has taken to monitor and control such risks or exposures. Discuss with management the process by which risk monitoring, assessment and management is undertaken and handled.

2.    Prepare the Committee’s report required by SEC rules to be included in the Company’s annual proxy statement.

3.    Regularly report to the Board on the Committee’s activities, recommendations and conclusions.

4.    Review and reassess this Charter’s adequacy at least annually, propose changes to this Charter to the Board for its approval as necessary, and cause this Charter to be published in accordance with SEC regulations.

5.    Review its own performance, at least annually, for purposes of self-evaluation and to encourage the continuing improvement of the Committee in the execution of its responsibilities.

General and Resources

1.    Engage and determine funding for independent counsel and other advisors as the Committee deems necessary to carry out its duties.

2.    The Company shall provide funding, as determined by the Committee, for payment of compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

compensation to any advisors employed by the Committee; and ordinary administrative expenses of the Committee that the Committee deems necessary or appropriate in carrying out its duties.

3.    In discharging its oversight role, investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and its subsidiaries, and, at its discretion, initiate special investigations, and, if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Committee in fulfilling its duties under this Charter.

4.    Perform such other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

Limitation

Nothing in this Charter is intended to alter in any way the standard of conduct that applies to any of the directors of the Company under the Delaware General Corporation Law, as from time to time amended, and this Charter does not impose, nor shall it be interpreted to impose, any duty on any director greater than, or in addition to the duties or standards established by the Delaware General Corporation Law.